Annual Report to Shareholders

                       RUPAY-BARRINGTON VALUE EQUITY FUND

                               For the Year Ended
                                December 31, 1998

Dear Shareholders,

The Rupay-Barrington Value Equity Fund made its first investment on October 21, 1998, and as of December 31, 1998, the Fund had a total of 44 stocks in the portfolio. Net assets of $446,598, and a YTD return of 3.65%. The Fund's top holdings were: Great Lakes Chemical; Dole Food Co; HSB Group; Polaroid; and Westvaco Corp. The Fund' s focus is eclectic. Buying high quality balance sheets and expected future earnings within a reasonable price range.

Many of you have been with me over thirty some years, and if you recall what I wrote in 1982: The stock market is a business of crises of sudden ups and downs, that constantly occur.

 ... Well 1999 won't be any different. But prepared we are to discover the best values in the stock market near and far.

Nelson J. Kjos
Portfolio Manager

                        Schedule of Portfolio Investments
                                December 31, 1998

   Number
     of                                                                   Market
   Shares          Security                                                Value
   ------          --------                                                -----
                COMMON STOCK:                   56.02%

                BUILDING CONSTRUCTION:           1.23%
     300        Louisiana-Pacific Corp.(a)                                $5,494
                                                                          ------

                CHEMICALS:                       7.93%
     200        Great Lakes Chemical Corp.                                 8,000
     300        Quaker Chemical Corp.                                      5,400
     300        Lyondell Petrochemical Co.                                 5,400
     300        Morton International Inc.                                  7,350
     200        Nalco Chemical Co.(a)                                      6,200
     300        Wellman Inc.                                               3,056
                                                                           -----
                                                                          35,406
                                                                          ------

                COSMETICS:                       1.98%
     200        Int'l Flavor & Fragrance Inc.                              8,837
                                                                           -----

                ELECTRICAL:                      1.42%
     300        Belden Inc.                                                6,355
                                                                           -----

                FINANCIAL:                       3.27%
     300        Pacific Century Financial Corp.                            7,313
     100        S & P Midcap 400 SPDRs                                     7,275
                                                                           -----
                                                                          14,588
                                                                          ------

                FOOD PRODUCTS:                   4.86%
     300        Chiquita Brands Int'l Inc.                                 2,869
     300        Dole Foods Inc.(a)                                         9,000
     300        Fleming Cos Inc.(a)                                        3,113
     300        Imperial Sugar Co.                                         2,438
     300        Nash Finch Co.                                             4,275
                                                                           -----
                                                                          21,695
                                                                          ------

                HUMAN RESOURCES:                 0.50%
     300        Olsten Corp                                                2,212
                                                                           -----

                INSURANCE:                       8.14%
     200        HSB Group Inc.                                             8,213
     300        Meadowbrook Insurance Group Inc.                           4,875
     200        Ohio Casulty Corp.(a)                                      8,225
     300        Old Republic Int'l                                         6,750
     200        Provident Cos Inc.(a)                                      8,300
                                                                           -----
                                                                          36,363
                                                                          ------

                MANUFACTURING:                  11.50%
     500        Cross (A.T.) Co.                                           2,688
     300        Consolidated Paper Inc.                                    8,250
     300        Milacron Inc.                                              5,775
     300        Cooper Tire & Rubber Co.                                   6,131
   1,000        Pacific Dunlop Ltd                                         6,125
     300        Russell Corp                                               6,094
     300        Stride Rite Corp.                                          2,625
     300        Timken Co                                                  5,663
     300        Westvaco Corp                                              8,044
                                                                           -----
                                                                          51,395
                                                                          ------

                METAL:                           0.71%
     300        Inco Ltd (a)                                               3,168
                                                                           -----

                MUTUAL FUND:                     0.75%
     300        Mexico Fund Inc                                            3,355
                                                                           -----

                OFFICE SUPPLIES:                 2.17%
     300        John Harland                                               4,744
     300        Steelcase Inc.                                             4,931
                                                                           -----
                                                                           9,675
                                                                           -----

                PACKAGING/CONTAINERS:            0.78%
     300        Longview Fiber Co.                                         3,469
                                                                           -----

                PUBLISHING:                      4.56%
     150        Dow Jones & Co Inc.                                        7,219
     300        Polaroid Corp (a)                                          5,606
     300        Readers Digest Assn Inc.(a)                                7,556
                                                                           -----
                                                                          20,381
                                                                          ------

                TEXTILES:                        0.89%
     300        Wolverine World Wide Inc.                                  3,975
                                                                           -----

                TRANSPORTATION:                  1.56%
     300        Alexander & Baldwin Inc.                                   6,975
                                                                           -----

                UTILITIES:                       3.77%
     300        Avista Corp.                                               5,813
     300        Public Service New Mexico                                  6,131
     300        Semco Energy Inc.                                          4,894
                                                                           -----
                                                                          16,838
                                                                          ------

                TOTAL COMMON STOCK:
                (Cost: $244,142)                                         250,181
                                                                         -------

Principal
 Amount
---------
$186,614        SHORT TERM INVESTMENTS:         41.78%
                Star Bank Money Market Fund
                (Cost: $186,614)                                         186,614
                                                                         -------

                TOTAL INVESTMENTS:
                (Cost:$430,756)**                      97.80%           $436,795
                Other assets-net                        2.20%              9,803
                                                        ----               -----
                NET ASSETS                            100.00%           $446,598
                                                      ======            ========

** Cost for Federal income tax purpose is $430,756 and net unrealized appreciation consists of:

     Gross unrealized appreciation                                       $16,681
     Gross unrealized depreciation                                      (10,642)
                                                                        -------
     Net unrealized appreciation                                          $6,039
                                                                          ======

CALL OPTION CONTRACTS

                                                                                Unrealized
                       Contract  Strike  Number of   Premium  December 31,1998  Appreciation
Issue                     Month   Price  Contracts  Received    Market Value    (Depreciation)
-----                     -----   -----  ---------  --------    ------------    --------------
Dole Foods Inc.          Jun-99   35.0        3        $619        $300            $319
Fleming Cos Inc.         Feb-99   12.5        3         263          56             207
Louisiana Pacific Corp.  May-99   20.0        3         413         225             188
Inco Ltd                 Apr-99   15.0        3         300          56             244
Nalco Chemical Co        Mar-99   35.0        2         313         225              88
Ohio Casualty Corp       May-99   45.0        2         513         575             (62)
Polaroid Corp            Apr-99   30.0        3         863          75             788
Provident Cos Inc.       Mar-99   40.0        2         538         825            (287)
Readers Digest Assn Inc. Apr-99   25.0        3         713         694              19
                                              -         ---         ---              --
                                             24      $4,535      $3,031          $1,504
                                             ==      ======      ======          ======

(a) A portion of this security is subject to call options written. See Note 5.

See Notes to Financial Statements

Statement of Assets and Liabilities
December 31, 1998
--------------------------------------------------------------------------------
ASSETS
  Investments at value (Identified cost of $244,142)(Notes 1 & 3)       $250,181
  Short term investments                                                 186,614
  Cash                                                                        57

  Capital stock sold                                      $20,409
  Dividends and interest receivable                         1,306
                                                            -----         21,715
  Prepaid expenses                                                         3,777
  Due from manager                                                         7,575
                                                                           -----
   TOTAL ASSETS                                                          469,919
                                                                         -------

LIABILITIES
  Payable for investments purchased                                       18,290
  Accrued expenses                                                         2,000
  Options purchased payable                                                3,031
                                                                           -----
   TOTAL LIABILITIES                                                      23,321
                                                                          ------

NET ASSETS                                                              $446,598
                                                                        ========

NET ASSET VALUE OFFERING AND REDEMPTION
 PRICE PER SHARE ($446,598/43,204 shares outstanding)                     $10.34
                                                                          ======

At December 31, 1998 there were 50,000,000 shares of $.01 par value stock authorized and components of net assets are:

       Paid in capital                                        $438,983
       Undistributed net investment income                          72
       Net unrealized gain on investments and options            7,543
                                                                 -----
       Net Assets                                             $446,598
                                                              ========

See Notes to Financial Statements

Statement of Operations
For the period August 14, 1998* to December 31, 1998
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income:
 Interest                                                  $1,191
 Dividend                                                   1,014
                                                            -----
 Total income                                                             $2,205
                                                                          ------
Expenses:
 Investment management fees (Note 2)                          558
 Recordkeeping and administration services (Note 2)         3,774
 Accounting fees                                            2,000
 Transfer agent fees (Note 2)                               2,012
 Shareholder servicing and reporting                          587
 Distribution fees                                            244
 Custodian fees (Note 3)                                      263
 Registration fees                                            168
                                                              ---
 Total expenses                                                            9,606
 Expenses reimbursed or waived                                           (8,376)
 Custody fee credits                                                       (146)
                                                                           ----
 Net expenses                                                              1,084
                                                                           -----
 Net investment income                                                     1,121
                                                                           -----

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
 Net unrealized appreciation on investments and options                    7,543
                                                                           -----
  Net increase in net assets resulting from operations                    $8,664
                                                                          ======

*Commencement of operations

See Notes to Financial Statements

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
                                                                August 14, 1998*
                                                                              to
                                                               December 31, 1998
                                                               -----------------
OPERATIONS
 Net investment income                                                    $1,121
 Net change in unrealized appreciation of investments and options          7,543
                                                                           -----
 Net increase in net assets resulting from operations                      8,664
DISTRIBUTION TO SHAREHOLDERS FROM:
 Net investment income ($.03 per share)                                  (1,049)
CAPITAL SHARE TRANSACTIONS
 Net increase in net assets resulting
    from capital share transactions**                                    438,983
                                                                         -------
 Net increase in net assets                                              446,598
 Net assets at beginning of period                                           -0-
                                                                        --------
NET ASSETS at the end of the period
  (Including undistributed net investment income of $72)                $446,598
                                                                        ========

**A summary of capital share transactions follows:

                                                        August 14, 1998*
                                                              to
                                                        December 31, 1998
                                                        -----------------

                                                 Shares                    Value
                                                 ------                    -----

Shares sold                                      43,101                 $437,935
Shares reinvested  from distribution                103                    1,048
Shares redeemed                                     -0-                      -0-
                                                 ------                 --------
Net increase                                     43,204                 $438,983
                                                 ======                 ========

*Commencement of operations

See Notes to Financial Statements

Financial Highlights
For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------
                                                            August 14, 1998* to
                                                              December 31, 1998
                                                              -----------------
Per Share Operating Performance
Net asset value,  beginning of period                                     $10.00
                                                                          ------
Income from investment operations-
   Net investment income                                                    0.03
   Net realized and unrealized gain on investments                          0.34
                                                                            ----
   Total from investment operations                                         0.37
                                                                            ----
Less distributions-
   Distributions from net investment income                               (0.03)
                                                                          -----
   Total distributions                                                    (0.03)
                                                                          -----
Net asset value, end of period                                            $10.34
                                                                          ======
Total Return                                                               3.65%
                                                                           ====
Ratios/Supplemental Data
  Net assets, end of period (000's)                                         $447
Ratio to average net assets-(A)
  Expenses before reimbursement                                         13.76%**
  Expenses after reimbursement (B)                                       1.76%**
  Expenses-net (C)                                                       1.55%**
  Net investment income                                                  1.61%**
Portfolio turnover rate                                                    0.00%

 * Commencement of operations
** Annualized

(A) Management fee waivers and reimbursements reduced the expense ratios and increased net investment income ratios by 12.21%** for the period ended December 31, 1998
(B) Expense ratio after reimbursement has been increased to include additional custodian fees for the period ended December 31, 1998 which were offset by custodian fee credits.
(C) Expense ratio-net reflects the effect of the custodian fee credits the fund received.

See Notes to Financial Statements

Notes to the Financial Statements
December 31, 1998
--------------------------------------------------------------------------------
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES--The Rupay-Barrington Value Equity Fund is a series of Rupay-Barrington Funds, Inc. (formerly Rupay-Barrington Total Return Fund, Inc.)(the "Fund") is registered under The Investment Company Act of 1940, as a diversified open-end management company. The Fund commenced operations on August 14, 1998.

The investment objective of the fund is to seek capital appreciation, current income and preservation of capital by investing in a diversified portfolio of equity securities and fixed income securities.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation. Investments in securities listed or traded on a nationally recognized securities exchange are valued at the last quoted sales price on the date the valuations are made. Securities regularly traded in the over-the-counter market are valued at the last quoted sales price on the NASDAQ System. If no sales price is available for a listed or NASDAQ security, or if the security is not listed on NASDAQ, such security is valued at a price equal to the mean of the latest bid and ask prices.

B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Security Transactions. Security transactions are accounted for on the trade date. The cost of securities sold is determined on a first-in, first-out basis.

D. Distribution to Shareholders. Distributions from investment income and realized gains, if any, are recorded on the ex-dividend date.

E. Other. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

F. Accounting Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

G. Covered Call Options. The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

      A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.

NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS--The Fund has engaged Rupay-Barrington Advisors, Inc. a wholly-owned subsidiary of Rupay-Barrington Financial Group Inc., to manage its investments. The Fund pays its Advisors an investment management fee for investment management and advisory services which is computed at an annual rate of 0.80 of 1% of the Fund's daily net assets.

Rupay-Barrington Financial Group Inc. has agreed to reimburse the Fund for any expenses, during the Fund's first five years of operations, which would cause the Fund's ratio of operating expenses to exceed 1.95% of average net assets. For the period ended December 31, 1998, a reimbursement of $8,376 was made.

As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its Administrative Agent, $3,774 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky filings and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives .20% of average daily net assets.

Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $2,012 for its services for the period ended December 31, 1998.

Certain officers and directors of the Fund are also officers and directors of the investment advisor.

NOTE 3-PURCHASES AND SALES OF SECURITIES\CUSTODY--For the period ended December 31, 1998, the Fund made purchases and sales of securities other than short-term notes aggregated $244,142 and $0 respectively. The custodian has provided credits in the amount of $146 against custodian and accounting charges based on credits on cash balances.

NOTE 4-DISTRIBUTION PLAN--The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan , Rupay-Barrington Securities Corp., a wholly-owned subsidiary of Rupay-Barrington Financial Group Inc., was entitled to a fee at an annual rate of 0.35 of 1% of the Fund's daily net assets. Rupay-Barrington Securities Corp. uses these fees to pay its dealers whose clients hold portfolio shares and for other distribution-related activities. No amounts were paid during the period ended December 31, 1998.

NOTE 5- OPEN COVERED CALL OPTIONS WRITTEN -Transactions in call options written during the period ended December 31, 1998 are summarized as follows:

                                     Option Contracts
                                     ----------------
                              Number of                Premiums
                              Contracts                Received
                              ---------                --------
Beginning of period                  0                  $     0
Written                             24                    4,535
Closed                               0                        0
Exercised                            0                        0
Expired                              0                        0
                                ------                 --------
End of period                       24                 $  4,535
                                ======                 ========

Report of Independent Certified Public Accountants
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Rupay-Barrington Funds, Inc.
San Francisco, California

We have audited the accompanying statement of assets and liabilities of Rupay-Barrington Value Equity Fund, a series of Rupay-Barrington Funds, Inc., including the schedule of portfolio investments as of December 31, 1998, and the related statement of operations, statement of changes in net assets and financial highlights for the period August 14, 1998 (commencement of operations) to December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Rupay-Barrington Value Equity Fund as of December 31, 1998, the results of its operations, the changes in its net assets and financial highlights for the period August 14, 1998 to December 31, 1998, in conformity with generally accepted accounting principles.


TAIT, WELLER AND BAKER
Philadelphia, Pennsylvania
January 22, 1999